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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2003

MOTHERS WORK, INC.
(Exact name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21196 Commission File number	13-3045573 (I.R.S. Employer Identification Number)
456 North 5th Street Philadelphia, PA 19123 (Address of Principal Executive Offices)
(215) 873-2200 (Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release issued by Mothers Work, Inc. on April 8, 2003

Item 9.    Regulation FD Disclosure.

        This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 that were issued March 27, 2003. See "Item 12. Results of Operations and Financial Condition" below.

Item 12.    Results of Operations and Financial Condition.

        On April 8, 2003, Mothers Work, Inc. issued a press release announcing its sales results for the month of March 2003 and for the second quarter ended March 31, 2003. In the release, Mothers Work also updated its earnings guidance for the second quarter and for the full year of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

2

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 9, 2003	MOTHERS WORK, INC.
	By:	/s/ DAN W. MATTHIAS Dan W. Matthias Chairman and Chief Executive Officer

TABLE OF EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Mothers Work, Inc. on April 8, 2003

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SIGNATURES